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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 09, 2000.

                              THE LOEWEN GROUP INC.
             (Exact name of registrant as specified in its charter)


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
British Columbia, Canada                 0-18429                     98-0121376
------------------------         ----------------------           ----------------
(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification
      of incorporation)                                                  No.)

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           4126 Norland Avenue, Burnaby, British Columbia   V5G 3S8
             (Address of principal executive offices)      (zip code)


Registrant's telephone number, including area code    604-299-9321
                                                    -----------------


                                       N/A
          (Former name or former address, if changed since last report)




                                                      Exhibit Index is on page 3
                                                                     Page 1 of 5



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ITEM 5.     OTHER EVENTS.

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            Exhibit No.   Description

            Exhibit 99 The Loewen Group Inc. Press Release dated February 09, 2000.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 09, 2000.

                                       THE LOEWEN GROUP INC.


                                       By: /s/ Bradley D. Stam
                                          --------------------------------------
                                       Name:   Bradley D. Stam
                                       Title:  Senior Vice President, Law



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                                  EXHIBIT INDEX

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Number                                                                Sequential
Number         Exhibit                                                   Page
------         -------                                                   ----
99             The Loewen Group Inc.                                      4
               Press Release dated February 09, 2000

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